HEALTH AND RETIREMENT PROPERTIES TRUST

                         SECOND AMENDMENT AND WAIVER TO
               THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

                           DATED AS OF MARCH 19, 1997


                  This SECOND AMENDMENT AND WAIVER (this "Amendment") is dated as of March 19, 1997 among HEALTH AND RETIREMENT PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland ("Borrower"), the several lenders listed on the signature pages hereof (the "Lenders"), DRESDNER KLEINWORT BENSON NORTH AMERICA LLC (as successor to Kleinwort Benson Limited), a limited liablity company organized under the laws of Delaware, as agent for itself and the other Lenders (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a bank organized under the laws of the United States of America, as administrative agent (in such capacity, together with any successor in such capacity in accordance with the terms of the Loan Agreement, "Administrative Agent"), and FLEET NATIONAL BANK (as successor to Fleet Bank of Massachusetts) a bank organized under the laws of the United States of America, as co-agent (in such capacity "Co-Agent"), and is made with reference to the Third Amended and
Restated Revolving Loan Agreement dated as of March 15, 1996, as amended by a First Amendment dated as of December 15, 1996 (as amended to date and from time to time hereafter, the "Loan Agreement") among Borrower, the Lenders, Agent, Administrative Agent and Co-Agent and, in connection with Section 9 and the guaranties given therein, HEALTH AND RETIREMENT PROPERTIES INTERNATIONAL INC., a Delaware corporation ("Retirement Properties"), CAUSEWAY HOLDINGS INC., a Massachusetts corporation ("Causeway"), SJO CORPORATION, a Massachusetts corporation ("SJO") and HUB PROPERTIES TRUST, a Maryland real estate investment trust ("Hub Trust"), each being a direct wholly-owned Subsidiary of Borrower. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Loan Agreement.

                  WHEREAS, Borrower has advised Lenders that it wishes to acquire indirectly substantially all of the assets of Government Property Investors, Inc. which acquisition will be achieved through (a) a contribution of such assets to Government Property Holdings Trust, a wholly-owned Subsidiary of Government Property Investors, Inc. and (b) the merger of Government Property Holdings Trust with and into Hub Acquisition Trust, a wholly-owned Subsidiary of Borrower and in connection therewith requests a waiver of certain terms of the Loan Agreement and wishes to amend certain terms of the Loan Agreement;

                  WHEREAS, subject to the terms set forth herein, Lenders have agreed to waive and amend the Loan Agreement.


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                  NOW,  THEREFORE,  in  consideration  of the  premises  and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1.  Amendments to Loan Agreement.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by inserting therein in proper alphabetical order the following new definitions:

                           "Government Agency" means the federal government of the United States of America or any instrumentality or agency thereof the obligations of which, under the relevant Lease of a Government Property Asset, are backed by the full faith and credit of the United States of America.

                           "Government   Investors"  means  Government  Property
                           Investors, Inc., a Delaware corporation.

                           "Government Properties" means Government Property Holdings Trust, a Maryland real estate investment trust and wholly-owned Subsidiary of Government Investors.

                           "Government Properties Assumed Indebtedness" means the Indebtedness existing pursuant to the following documents, (i) the Project Note dated February 15, 1995 in the original principal amount of $15,425,000 issued by Rosecliff Realty Richland Inc., a wholly-owned Subsidiary of Government Properties,
                           (ii) the Project Note dated March 6, 1996 in the original principal amount of $20,250,000 issued by Rosecliff San Diego, Inc., a wholly-owned Subsidiary of Government Properties, and (iii) the Amended and Restated Lease Agreement dated as March 1, 1996 between the Erie County Industrial Development Revenue Bond (1993 Federal Center Project) issued by such agency in the original principal amount of $13,043,570.43, as each such document has been amended to date and may be further amended from time to time hereafter by amendments that do not materially prejudice the interests of the Lenders hereunder.

                           "Government Property Asset" means a Property which is leased or subleased to a Government Agency by Borrower or any of its Subsidiaries for use as offices or for other administrative purposes.

                           "Hub" means Hub Acquisition Trust, a Maryland real estate investment trust and wholly-owned Subsidiary of Borrower.

                  (b) Section 1.1 of the Loan Agreement is hereby amended by the amendment and restatement of the definitions of "Adjusted Net Operating Cash Flow," "Eligible Property," "Facility," "Final Borrowing Date," "Notional Interest Cover Ratio," "Primary Operator/Mortgagor" and "Termination Date" as follows:

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




                           "Adjusted Net Operating Cash Flow" means, in respect of a Property that is a Medical Office Asset, a Clinic or a Government Property Asset, the net result of (i) aggregate lease payments made by the
                           Operator(s) of the relevant Property during the relevant period of determination, less (ii) direct costs of the Borrower or its subsidiaries attributable to such Property for such period, provided that if either (x) an Operator of the relevant Property has failed to exercise a renewal option under the Lease thereof prior to the expiration of that option (and no replacement Lease with that or another Operator has been signed), or
                           (y) an Operator of the relevant Property is in default under any payment obligation or in any material respect under any other Contractual Obligation between such Operator and Borrower or any of its Subsidiaries, including without limitation such Lease, any other Lease or any Mortgage Interest Agreement, or (z) a Credit Support Obligor for the Lease of such Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit
                           Support Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest, Mortgage Interest Agreement or Credit Support Agreement, the lease payments made by the Operator referred t in the preceding clause (x) or (y) and the lease payments made in respect of the Property referred to in the preceding clause (z) during the relevant period of determination shall not be included in Adjusted Net Operating Cash Flow.

                           "Eligible Property" means each Property which is leased or subleased to an Operator, provided (i) the requirements of Section 2.16 in respect of such Property are met, (ii) except in the case of Properties consisting of Medical Office Assets, Clinics or Government Property Assets, it is not a Property the Operator of which has failed to exercise any renewal option under the Lease thereof prior to the expiration of the option (and no replacement Lease with that or another Operator has been signed),
                           (iii) except in the case of Properties consisting of Medical Office Assets, Clinics or Government Property Assets, such Operator is not in default under any payment obligation or in any material respect under any other Contractual Obligation between such Operator and Borrower or nay of its Subsidiaries, including without limitation such Lease, any other Lease or any Mortgage Interest Agreement, (iv) except in the case of Properties consisting of Medical Office Assets, Clinics or Government Property Assets, there has been no Cash Flow Event with respect to such Property, and in the case of Properties consisting of Medical Office Assets, Clinics or Government Property Assets, the Notional Interest Cover Ratio is met, (v) except in the case of Properties consisting of Medical Office Assets,
                           Clinics or Government Property Assets, no Credit Support Obligor for the Lease of such Property is in default under any payment obligation or in any material respect under any other Contractual Obligation of such Credit Support

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



                           Obligor to Borrower or any of its Subsidiaries, including without limitation any Lease, Mortgage Interest Agreement or Credit Support Agreement, and
                           (vi) such Property is not subject to a Lien otherwise permitted pursuant to Section 6.9(i) or 6.9(iv).

                           "Facility" means each (i) operating facility offering health care or related services or rehabilitation or retirement services or other healthcare related income producing real property interest (including, without limitation, the Fee Interests and/or Leasehold Interests and/or Mortgage Interests associated with such facility) in which Borrower or any of its Subsidiaries has acquired or will acquire an interest as owner, lessee or mortgagee, and (ii) facility comprising office or similar administrative type space (including, without limitation, the Fee Interests and/or Leasehold Interests associated with such facility) in which Borrower or any of its Subsidiaries has acquired an interest as owner or lessee and which facility is leased or subleased by Borrower or any of its Subsidiaries to a Government Agency, including without limitation, in the case of both (i) and (ii), each Property and Mortgaged Property.

                           "Final Borrowing Date" means the earlier of (i) March 15, 2000 and (ii) such dates as the Commitments shall terminate as provided herein.

                           "Notional Interest Cover Ratio" means, in respect of a (a) Property that is a Medical Office Asset, a Clinic or a Government Property Asset, a ratio of (i) Adjusted Net Operating Cash Flow in respect of such Medical Office Asset, Clinic or Government Property Asset (measured over the four most recent financial quarters of Borrower or, if less, the number of full financial quarters of Borrower during which the relevant Property has been a Property and annualized if measured over less than four financial quarters and in the case of a Government Property Asset that has not been a Property for a full financial quarter then Adjusted Net Operating Cash Flow shall be calculated after giving proforma effect to such acquisition in a manner reasonably acceptable to the Agent), to (ii) a notional amount of interest payable at a rate equal at all times to the Average Cost of Debt on a notional amount of principal equal to 80% of the acquisition cost to Borrower of such Medical Office Asset, Clinic or Government Property Asset as calculated in accordance with GAAP (measured over the four most recent financial quarters of Borrower), of at least 1.25:1 and (b) Mortgaged Property that is a Medical Office Asset or a Clinic, a ratio of (i) Adjusted Net Interest in respect of such Medical Office Asset or Clinic (measured over the four most recent financial quarters of Borrower or, if less, the number of full financial quarters of Borrower during which the relevant Mortgaged Property has been a Mortgaged Property and annualized if measured over less than four financial quarters), to (ii) a notional amount of interest payable at a rate equal at all times to the Average Cost of Debt on a notional amount of principal equal to 80% of the Indebtedness secured by such Medical Office Asset or Clinic (measured over the four most recent financial quarters of Borrower), of at least 1.25:1.

                           "Primary Operator/Mortgagor" means any Operator (other than a Government Agency) and/or Mortgagor which is a lessee or sublessee with respect to
                           Facilities and/or an obligor or mortgagor with respect to Mortgage Interests or Facilities representing, in aggregate, 10% or more of the aggregate Allowed Value of the Properties and Mortgage Interests; provided that with respect to property interests located in the United Kingdom, every Operator and every Mortgagor shall be deemed to be a "Primary Operator/Mortgagor."

                           "Termination Date" means March 15, 2001.

                  (c) Section 2.11 of the Loan Agreement is hereby amended and restated as follows:

                           "The proceeds of the Loans hereunder shall be used by Borrower (either directly or indirectly through intercompany advances of such proceeds as permitted under Section 6.8(d) to its Subsidiaries; provided that, neither Church Creek Corporation, nor any of Subsidiaries which are the primary obligors with respect to the Government Properties Assumed Indebtedness may receive any such proceeds) for (a) the acquisition of Properties; (b) the acquisition or funding of Mortgage Interests; (c) the direct or indirect reimbursement of the issuing bank of the letter of credit supporting the obligations of Church Creek Corporation in respect of the IDFA Indebtedness; or (d) the acquisition, pursuant to the merger transaction described in Section 6.3(a), of substantially all of the assets of Government Investors; provided that the General Corporate Loans may be used by Borrower and its Subsidiaries for their respective general corporate purposes; provided further that the Existing Loans may be continued for the same purposes as they were made under the Existing Loan Agreement, and shall not be treated as General Corporate Loans."

                  (d) Section 5.15(b) of the Loan Agreement is hereby amended by adding the following proviso at the end thereof:

                           "; provided that the foregoing covenant shall not apply to the prohibitions on Liens contained in the loan documents relating to the Government Properties Assumed Indebtedness as of the date of the merger of Government Properties with and into Hub and not created in contemplation of such merger."

                  (e) Section 6.3(a) of the Loan Agreement is hereby amended and restated as follows:

                           "(a) Cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or substantially all of its assets, terminate, wind up, liquidate or dissolve its affairs or enter into any reorganization, merger or consolidation or, in the case of Borrower, take any other action whatsoever under or pursuant to Articles 6.15, 8.1, 8.2 and 8.5 of the Declaration of Trust or agree to do any of the foregoing at any future time, except that Borrower or any Subsidiary of Borrower, other than Church Creek Corporation or any of the Subsidiaries of Hub which are the primary obligors with respect to the Government Properties Assumed Indebtedness, may acquire all or substantially all of the assets of a Subsidiary of Borrower and any Subsidiary of Borrower may reorganize, merge or consolidate with Borrower (so long as Borrower is the surviving entity) or any other Subsidiary of Borrower, other than Church Creek Corporation or any of the Subsidiaries of Hub which are the primary obligers with respect to the Government Properties Assumed Indebtedness, and Hub may enter into a merger transaction with Government Properties whereby Government Properties merges with and into Hub provided that Hub is the survivor of such merger, or"

                  (f) Section 6.7 of the Loan Agreement is hereby amended and restated as follows:

                           "6.7 Change in Nature of Business. Make any material change in the nature of its business as presently conducted (where a "material change" shall mean any change in the type of industry then invested in accordance with this Section 6.7, regardless of the amount or size of such new investment); the business of Borrower and its Subsidiaries as presently conducted being the business of acquiring and operating, and acquiring or funding Mortgage Interests in, income producing real property interests and facilities which offer health care or related services or rehabilitation or retirement services, and the business of acquiring and operating Government Property Assets, and activities incidental to any of the foregoing, but which shall not include any acquisition, operating or funding either of Psychiatric Care Assets or of hotels or other lodging facilities; provided that (i) such property interests and facilities shall be located in either the United States of America or the United Kingdom, (ii) the aggregate Allowed Value of all Properties and
                           Mortgage Interests located in the United Kingdom shall not exceed 10% of the aggregate Allowed Value of all Properties and Mortgage Interests, (iii) Church Creek Corporation shall not engage in any business or activities other than those engaged in by it on the Effective Date, and activities incidental thereto, (iv) the Subsidiaries of Hub which are the primary obligors with respect to the Government

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                           Properties  Assumed  Indebtedness shall not engage in
                           any business or activities other than those engaged in by them on the date of their acquisition by Hub, and activities incidental thereto and (v) Borrower may indirectly own interests in hotels or other lodging facilities through Borrower's ownership of shares in Hospitality Properties Trust, provided that
                           (y) Borrower shall not increase its equity investment in or make any other investment in or make any loans to, guaranties for the benefit of or other support whatsoever to or for the benefit of Hospitality
                           Properties   Trust  aside  from  the   aggregate   of
                           4,000,000 shares (which shall be construed to include any substitute or replacement shares) of stock of Hospitality Properties Trust acquired by Borrower prior to or in connection with the initial public offering of shares in Hospitality Properties Trust and (z) Hospitality Properties Trust shall not be or become a Subsidiary of Borrower."

                  (g) Section 6.8(c) of the Loan Agreement is hereby amended and restated as follows:

                           "(c) Suffer or permit the aggregate of Indebtedness which is (i) secured by a Lien covering property or assets acquired by Borrower or any of its Subsidiaries, (ii) Indebtedness of a Person acquired by Borrower or any of its Subsidiaries or (iii) Indebtedness to which the assets of a Person acquired by Borrower or any of its Subsidiaries are subject, which in the case of any of clause (i), (ii) or (iii) is outstanding at the time of the relevant acquisition and remains outstanding following such acquisition, to exceed $50,000,000 at any time; provided that, in addition to Indebtedness otherwise permitted under this Section 6.8(c), (x) Borrower and Church Creek Corporation may suffer or permit to exist the IDFA Indebtedness and (y) Hub and certain of its Subsidiaries may suffer or permit to exist the Government Properties Assumed Indebtedness which in any event shall not exceed $47,000,000."

                  (h) Section 6.8(d) of the Loan Agreement is hereby amended and restated as follows:

                           "(d) In the case of Subsidiaries of Borrower, suffer or permit to exist any Indebtedness, except for (i) intercompany Indebtedness owed to Borrower which is incurred as the result of the direct or indirect advance by Borrower of the proceeds of Loans and for purposes described in Section 2.11, (ii) in the case of Subsidiaries other than Church Creek Corporation, the Contingent Obligations arising from the guarantees given under Section 9, (iii) in the case of Church Creek Corporation, the IDFA Indebtedness and (iv) in the case of Hub and certain of its Subsidiaries, the Government Properties Assumed Indebtedness which in any event shall not exceed $47,000,000."


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                  (i) Section 7.1 of the Loan Agreement is hereby amended by the additional of the word "or" at the end of clause (u) thereof and the addition of the following clause (v) thereafter:

                           "(v) Government Property Assets. More than 40% of the aggregate Allowed Value of the Properties and Mortgage Interests shall be attributable to Government Property Assets";

         2.  Waivers of Lenders

                  (a) The Lenders hereby waive the requirement of Section 2.8(c) solely to the extent it requires prepayment of the Loans from the Net Securities Proceeds of the issuance by Borrower of its Common Shares for an aggregate consideration of up to $82,000,000 to Government Investors as part of the consideration for the acquisition of substantially all of the assets of Government Investors.

                  (b) Provided that Hub and its Subsidiaries comply with the terms of Sections 6.8(c) and 6.8(d), the Lenders hereby waive the requirement of
Section 6.5(a)(ii)(B) of the Loan Agreement solely to the extent it prohibits Hub and its Subsidiaries from having any Indebtedness other than to Borrower or another wholly-owned Subsidiary of Borrower.

                  (c) Provided that Hub is formed solely for the purpose of acquiring substantially all of the assets of Government Investors, the Lenders hereby waive the requirement of Section 6.5(a)(ii)(D) solely to the extent it requires Hub and its Subsidiaries to be formed in the ordinary course of Borrower's business.

         3.  Covenant of Borrower

                  Borrower hereby covenants to cause Hub and each of its Subsidiaries (other than the Subsidiaries which are the primary obligors with respect to the Government Properties Assumed Indebtedness) to become Guarantors under the Loan Agreement by executing and delivering to Agent (with sufficient originally executed copies for each Lender) a document in the form of Exhibit A hereto within five Business Days of the merger of Hub and Government Properties. The parties hereto agree that any default in the observance or performance of this Section 3 shall constitute an Event of Default under Section 7.1(c) of the Loan Agreement.

         4.  Conditions to Effectiveness

                  Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of the conditions that Borrower shall (i) deliver to Agent for Lenders (with sufficient originally executed copies of each Lender) executed copies of this Amendment, executed by Borrower, Retirement Properties, Causeway, SJO, Agent, Co-Agent and the Majority Lenders and (ii) pay an amendment fee to Administrative Agent for the account of each Lender, in accordance with its Pro Rata Share of the Commitments, in an amount equal to 0.10% of the Commitments.


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



         5.  Representations and Warrants

                  In order to induce Lenders and Agent to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender and Agent that the following statements are true, correct and complete:

                  (a) Borrower has the power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement (as amended by this Amendment the "Amended Agreement").

                  (b) The execution and deliver of this Amendment and the performance of the Amended Agreement have been authorized by all necessary action on the part of Borrower.

                  (c) The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Agreement and the use of proceeds thereunder (i) do not violate any Requirement of Law or Contractual Obligation of Borrower, (ii) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation of Borrower and (iii) do not require the consent of any third party.

                  (d) This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (e) The representations and warranties contained in Section 3 of the Loan Agreement are and will be true, correct and complete in all material respects on and as of the effective date described in Section 2 to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (f) After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions described in or otherwise contemplated by this Amendment that would constitute a Default or an Event of Default.

                  (g) The Declaration of Trust, By-Laws and other organizational documents of Borrower have not been amended since March 3, 1997, and the copies thereof delivered to Lenders under the Loan Agreement are true, correct and complete copies thereof as in effect on the effective date described in Section 2.

         6.  Guarantors' Acknowledgment and Consent

                  Each of Retirement Properties, Causeway, SJO and Hub Trust (each a "Subsidiary Guarantor") has guaranteed the obligations of Borrower under
Section 9 of the Loan Agreement.

                  Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the provisions of the Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that its guaranty under the Loan Agreement will continue to guaranty to the fullest extent possible the payment and performance of all obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Each Subsidiary Guarantor acknowledges and agrees that Section 9 of the Loan Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

                  Each Subsidiary Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (b) nothing in the Loan Agreement or this Amendment shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or waivers to the Loan Agreement.

         7. Reference to and Effect on the Loan Agreement and Other Loan Documents. Except as specifically amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         8. Fees and Expenses. Borrower agrees to pay to Agent on demand all reasonable costs, fees and expenses incurred by Agent (including, without limitation, legal fees and expenses) with respect to this Amendment and the documents and transactions contemplated hereby.

         9. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

         10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

         12. Limitation of Amendment. Without limiting the generality of the provisions of Section 10.4 of the Loan Agreement, the amendments set forth above shall be limited precisely as written, and nothing in this Amendment shall be deemed to prejudice any right or remedy that any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.

         13. Acknowledgment. Borrower acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of set off whatsoever with respect to the Amended Agreement or any of the other Loan Documents.

         14. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING BORROWER, DATED OCTOBER 9, 1986, A COPY OF WHICH TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, BORROWER. ALL PERSONS DEALING WITH BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                          HEALTH AND RETIREMENT
                                          PROPERTIES TRUST

                                          By:/s/ Ajay Saini
                                          Name: Ajay Saini
                                          Title:Treasurer


                                          DRESDNER KLEINWORT BENSON
                                          NORTH AMERICA LLC, as Agent

                                          By: /s/ Patrick F. Donelan
                                          Name: Patrick F. Donelan
                                          Title: Director


                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Administrative
                                          Agent and as a Lender

                                          By: /s/ David Hollingworth
                                          Name: David Hollingworth
                                          Title: Vice President



                                          FLEET NATIONAL BANK (successor to
                                          Fleet Bank of Massachusetts) as Co-
                                          Agent    and as a Lender

                                          By: /s/ Ginger Stolzenthaler
                                          Name: Ginger Stolzenthaler
                                          Title: Vice President

                                          THE SUMITOMO BANK, LIMITED,
                                          Chicago Branch, as a Lender

                                          By: /s/ Daniel G. Eastman
                                          Name: Daniel G. Eastman
                                          Title: Vice President & Manager

                                          By: /s/ Alfred DeGemmis
                                          Name: Alfred DeGemmis
                                          Title: Vice President


                                          MITSUI LEASING (USA) INC., as a Lender

                                          By: /s/ Yuichi Kamizawa
                                          Name: Yuichi Kamizawa
                                          Title: Vice President



                                          DRESDNER BANK AG, New York Branch
                                          and Grand Cayman Branch, as a Lender

                                          By: /s/ Andrew P. Nesi
                                          Name: Andrew P. Nesi
                                          Title: Vice President

                                          By: /s/ B. Craig Erickson
                                          Name: B. Craig Erickson
                                          Title: Vice President
                                          Title:______________________________


                                          CREDIT LYONNAIS, Cayman Island Branch,
                                          as a Lender

                                          By: /s/ Farboud Tavanger
                                          Name: Farboud Tavanger
                                          Title: Authorized Signature

                                          BANK OF MONTREAL, as a Lender

                                          By: /s/ Jeffrey T. Forsythe
                                          Name: Jeffrey T. Forsythe
                                          Title: Vice President


                                          RUGGS BANK N.A., as a Lender

                                          By: /s/ Craig Havard
                                          Name: Craig Havard
                                          Title: Vice President

                                          VIA BANQUE, as a Lender

                                          By: /s/ Tom Piper
                                          Name: Tom Piper
                                          Title: Directeur

                                          By: /s/ P. Arnoult
                                          Name: P. Arnoult
                                          Title: Directeur


                                          DG BANK, Deutsche
                                          GenossenschaftsBank, as a Lender

                                          By: /s/ Linda J. O'Connel
                                          Name: Linda J. O'Connel
                                          Title: Vice President

                                          By: /s/ Karen A. Denkmann
                                          Name:Karen A. Denkmann
                                          Title:    Vice President



                                          KEYBANK NATIONAL
                                          ASSOCIATION  (formerly Society
                                          National Bank), as a Lender

                                          By: /s/ Angela Mago
                                          Name: Angela Mago
                                          Title: Vice President